EXHIBIT 10.2

BELANI LETTER AGREEMENT

September 19, 2017

Bright Mountain Media, Inc.

6400 Congress Avenue

Suite 2050

Boca Raton, FL  33487

Re:

Amended and Restated Membership Interest Purchase Agreement dated September 19, 2017, by and among Bright Mountain Media, Inc., a Florida corporation (the "Buyer"), Daily Engage Media Group LLC, New Jersey limited liability company (“Daily Engage”), and Harry G. Pagoulatos, George G. Rezitis and Angelos Triantafillou, individuals constituting all of the members of Daily Engage (collectively, the “Members” and individually a “Member”) (the "Agreement")

Gentlemen:

The undersigned represents and warrants to the Buyer that he has received and reviewed a copy of the Agreement pursuant to which the Members have each orally assigned (the "Assignment") their rights to receive a portion of the Closing Notes, the Closing Consideration Shares and the Earnout Shares to be issued and paid to the Members upon the closing of the transactions contemplated by the Agreement to the undersigned pursuant to oral agreements between the undersigned and the Members.  The undersigned, as evidenced by his signature below, acknowledges that he has had the opportunity to obtain the advice of independent counsel of his choosing prior to his execution of this Letter Agreement and that he has availed himself of this opportunity to the extent he deemed necessary and advisable.  All terms not otherwise defined herein shall have the same meaning as in the Agreement.

In order to induce the Buyer to close the transactions contemplated by the Agreement, the undersigned hereby represents, warrants and covenants to the Buyer as follows:

1.

The undersigned is not a member of Daily Engage and to the undersigned’s knowledge, there are no outstanding subscriptions, rights, options, warrants or other agreements obligating the Members to sell or transfer to the undersigned any of the Membership Interests owned by the Members, or any interest therein.

2.

The undersigned, by virtue of such Assignment by the Members, is acquiring, or will acquire, the shares of Buyer Common Stock for his own account with the present intention of holding such securities for purposes of investment, and it has no intention of distributing such shares of Buyer Common Stock, or selling, transferring or otherwise disposing of such shares of Buyer Common Stock in a public distribution, in any of such instances, in violation of the federal securities laws of the United States of America.  The undersigned understands that (a) the shares of Buyer Common Stock will be “restricted securities,” as defined in Rule 144 promulgated under the Securities Act; (b) such shares of

Belani Letter Agreement

Buyer Common Stock will be subject to restrictions on transfer including, but not limited to the Lock-Up Agreement to be executed by the undersigned on the Closing Date, and will be issued in reliance on exemptions for private offerings contained in Section 4(a)(2) of the Securities Act; (c) the Buyer has no obligation to so register the shares of Buyer Common Stock for resale; and (d) the shares of Buyer Common Stock may not be distributed, re-offered or resold except through a valid and effective registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act at such time as the shares of Buyer Common Stock become eligible for resale by the undersigned.  The undersigned acknowledges that upon any future distribution by him of the shares of Buyer Common Stock to any other third party, as a condition precedent to such distribution, the receiving party(ies) will be required to execute agreements for the benefit of Buyer in a form and substance satisfactory to it acknowledging and consenting to the foregoing investment representations and the restrictions on transfer. The certificates evidencing the shares of Buyer Common Stock shall contain the following legend:

“The shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”). Such shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless they have been so registered or Bright Mountain Media, Inc. shall have received an opinion of counsel satisfactory to it to the effect that registration thereof for purposes of transfer is not required under the Act or the securities laws of any state.”

3.

The undersigned has been provided access via the Commission's public website at www.sec.gov/EDGAR with access to copies of Buyer's Annual Report on Form 10-K for the period ended December 31, 2016 and its other filings with the Commission, and represents and warrants that it has read and reviewed these reports, together with Buyer’s other filings with the Commission.  The undersigned is a sophisticated investor who has such knowledge and experience in financial, tax and other business matters as to enable him to evaluate the merits and risks of, and to make an informed investment decision with respect to, the shares of Buyer Common Stock and this Agreement.  The undersigned, either alone or together with his advisors, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable him to utilize the information made available to him in connection with the transactions contemplated hereby, to evaluate the merits and risks of an investment in the shares of Buyer Common Stock and to make an informed investment decision with respect thereto. The undersigned understands that his acquisition of the shares of Buyer Common Stock is a speculative investment, and the undersigned represents that he is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

4.

The undersigned is not subject to any Bad Actor Disqualifying Event.

5.

During the Restricted Period the undersigned shall not, and shall not permit any of his Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Restricted Area; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Restricted Area in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) cause, induce or encourage any material actual or prospective client, customer, supplier or licensor of (including any existing or former client or customer of Daily Engage and any Person that becomes a client or customer of the Buyer, including Daily Engage, after the Closing), or any other Person who has a material business relationship with the Buyer or Daily Engage, to terminate or modify any such actual or prospective relationship.

Belani Letter Agreement

Notwithstanding the foregoing, the undersigned may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if the undersigned is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 1% or more of any class of securities of such Person.

During the Restricted Period, the undersigned shall not, and shall not permit any of his Affiliates to, directly or indirectly, hire or solicit any person who is offered employment by Buyer or is or was employed by the Buyer (including its Affiliates)s during the Restricted Period, or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing herein shall prevent the undersigned or any of his Affiliates from hiring (i) any employee whose employment has been terminated by Buyer or (ii) after 180 days from the date of termination of employment, any employee whose employment has been terminated by the employee.

The undersigned acknowledges that a breach or threatened breach hereof would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by the undersigned of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).  The undersigned acknowledges that the restrictions contained herein are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to consummate the transactions contemplated by the Agreement. In the event that any covenant contained herein should ever be adjudicated to exceed the time, geographic, product or service or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. The covenants contained herein and each provision herein are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

6.

The undersigned acknowledges that the Buyer's trade secrets, private or secret processes, methods and ideas, as they exist from time to time, customer lists and information concerning the Buyer's sources, products, services, pricing, training methods, development, technical information, marketing activities and procedures, credit and financial data concerning the Buyer and/or the Buyer's Clients (as hereinafter defined), and (the “Proprietary Information”) are valuable, special and unique assets of the Buyer. In light of the highly competitive nature of the industry in which the Buyer's business is conducted, the undersigned agrees that all Proprietary Information, heretofore or in the future obtained by the undersigned as a result of the undersigned's association with the Buyer (including Daily Engage) shall be considered confidential.

In recognition of this fact, the undersigned agrees that, during the Restricted Period, he will not use or disclose any of such Proprietary Information for hiss own purposes or for the benefit of any person or other entity or organization (except the Buyer) under any circumstances unless such Proprietary Information has been publicly disclosed generally or, unless upon written advice of legal

Belani Letter Agreement

counsel reasonably satisfactory to the Buyer, the undersigned is legally required to disclose such Proprietary Information. Documents (as hereinafter defined) prepared by the undersigned or that come into the undersigned's possession during the undersigned's association with the Buyer are and remain the property of the Buyer, and upon the request of the Buyer, such Documents shall be returned to the Buyer at the Buyer's principal place of business, as provided in the Notice provision (Section 10) of the Agreement.

When used herein:

“Business Activities” shall be deemed to any business activities concerning owning, operating, managing, promoting or soliciting clients for the Buyer's business, and any additional activities which the Buyer or any of its Affiliates may engage in following the closing of the transactions contemplated by the Agreement.

"Buyer's Clients" shall mean any persons, partnerships, corporations, professional associations or other organizations for or with whom the Buyer (including its subsidiaries) has performed Business Activities, including, but not limited to, suppliers or vendors with whom the Buyer has done or is endeavoring to do business; and

"Documents” shall mean all original written, recorded, or graphic matters whatsoever, and any and all copies thereof, including, but not limited to: papers; books; records; tangible things; correspondence; communications; telex messages; memoranda; work-papers; reports; affidavits; statements; summaries; analyses; evaluations; client records and information; agreements; agendas; advertisements; instructions; charges; manuals; brochures; publications; directories; industry lists; schedules; price lists; client lists; statistical records; training manuals; computer printouts; books of account, records and invoices reflecting business operations; all things similar to any of the foregoing however denominated. In all cases where originals are not available, the term “Documents” shall also mean identical copies of original documents or non-identical copies thereof.

7.

 The undersigned is Chief Executive Officer of Adsremedy Media LLP ("Adsremedy"), an entity which provides various services to Daily Engage pursuant to the terms of various written agreement, the most recent of which is the letter agreement dated February 1, 2017, the terms of which are hereby incorporated by such reference.  If at any time or times during the term of such agreement or any renewal, extension or replacement thereof, the undersigned has in the past or shall in the future (either alone, through Adsremedy or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work-of-authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called “Developments”) that (a) relates to the Business Activities or any customer of or supplier to the Buyer (or any of its subsidiaries) or any of the products or services being developed, manufactured, sold or provided by the Buyer or which may be used in relation therewith or (b) results from tasks assigned to Adsremedy by the Buyer (including its subsidiaries), such Developments and the benefits thereof shall immediately become and/or be considered as the sole and absolute property of the Buyer and its assigns as a work for hire, and the undersigned shall promptly disclose to the Buyer (or any persons designated by it) each such

Belani Letter Agreement

Development and hereby assigns any rights the undersigned may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Buyer and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary documentation, plans and models) to the Buyer. Upon disclosure of each Development to the Buyer, the undersigned will at any time, at the request and cost of the Buyer, sign, execute, make and do all such deeds, documents, acts and things as the Buyer and its duly authorized agents may reasonably require: (i) to apply for, obtain and vest in the name of the Buyer alone (unless the Buyer otherwise directs) letters patent, copyrights, trademarks, service marks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyrights, trademarks, service marks or other analogous protection.

In the event the Buyer is unable, after reasonable effort, to secure the undersigned’s signature on any letters patent, copyrights, trademarks, service marks or other analogous protection relating to a Development, whether because of the undersigned’s physical or mental incapacity or for any other reason whatsoever, the undersigned hereby irrevocably designates and appoints the Buyer and its duly authorized officers and agents as the undersigned’s agent and attorney-in-fact, to act for and on his behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of any such letters patent, copyrights, trademarks, service marks and other analogous protection thereon with the same legal force and effect as if executed by the undersigned.

IN WITNESS WHEREOF, I have executed this certificate in connection with the aforementioned closing as of the 19th day of September, 2017.

/s/ Vinay Belani
Vinay Belani

Belani Letter Agreement